UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 24, 2007 (Date of earliest event reported)
International Gold Resources, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-50103 (Commission File Number)	71-911780705 (IRS Employer Identification Number)

15321 Main St. NE. 152, Duvall, WA. (Address of principal executive offices)		98019 (Zip Code)
425-844-2535 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On November 22, 2006, the Company entered into certain agreements with Rogue Ventures, LLC, a Washington Limited Liability Company ("Rogue"), in order to obtain financing to advance its mining claims. Rogue advanced funds to the Company in the amount of $350,000. The Company entered into a Promissory Note, Pledge and Escrow Agreement, Security Agreement and Loan Agreement. Under the terms of the Agreements, the Company held in escrow certain shares of stock in case of default. As of May 15, 2007, all funds under the Agreements has been repaid and the Company has obtained a Release of all terms and conditions of each of the Agreements.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: 24 May, 2007	INTERNATIONAL GOLD RESOURCES, INC.